EXHIBIT 10.8

[CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS

DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH

THE COMMISSION]

THIRD AMENDED AND RESTATED

RETAIL MEDIA NETWORK AGREEMENT

This Third Amended and Restated Retail Media Network Agreement is effective as of April 1, 2003 by and between Premier Retail Networks, Inc. (formerly PICS Retail Networks, Inc.), a Delaware corporation with offices at 201 Third Street, 7th Floor, San Francisco, CA 94103 (“PRN”) and Wal-Mart Stores, Inc., a Delaware corporation with offices at 702 S. W. 8th Street, Bentonville, AR 72716 (“Wal-Mart”) (hereinafter the “Agreement”). The Agreement supercedes the Electronic Marketing System Provision, Installation and Operation Agreement dated July 2, 1997, as amended, subject to the survival of certain provisions as set forth in Section D herein.

WHEREAS PRN and Wal-Mart entered into the Retail Media Network Agreement effective as of the first day of January, 2001 (the “Effective Date”), as amended by Amendment # 1 on February 9, 2001 and Amendment #2 on June 19, 2001;

WHEREAS the parties wish for this Agreement to supercede the agreements and amendments between the parties dated January 1, 2001, February 9, 2001 and June 19, 2001;

WHEREAS PRN is in the business of designing, implementing and operating retail-based broadcast media systems (“Broadcast Systems”) and interactive media systems (“Interactive Systems”) (hereinafter collectively, the “Systems”) that consist of selected hardware components that use PRN software applications (hereinafter “Applications”) and PRN programming content (hereinafter “Programming”). Such Systems and the related Applications and Programming are described in the Exhibit A’s attached hereto and by this reference incorporated herein, and any new Systems shall be deemed part of this Agreement upon execution of the applicable Exhibit A by both parties; and

WHEREAS Wal-Mart desires to secure PRN’s services in connection with the implementation and operation of the Systems and to license PRN’s Applications and Programming for use in connection with the Systems in a minimum of 2,200 Wal-Mart stores and any additional Wal-Mart Supercenters or Division I retail stores designated by Wal-Mart during the Term (hereinafter “Stores”).

NOW THEREFORE, based on the mutual covenants and premises set forth herein, the parties agree as follows:

A.	THE RESPONSIBILITIES OF THE PARTIES

1. PRN Responsibilities. PRN shall be responsible for the following:

1.1 produce and update the Programming for exhibition on Systems installed in Stores pursuant to the respective Exhibit A.

1.2 develop advertising opportunities for the Systems and secure commitments from third party advertisers for such opportunities as described in Section C.

1.3 cooperate with Wal-Mart in the development of new broadcast and/or interactive systems for Stores, as Wal-Mart may request.

1.4 procure third party components (“PRN Procured Components”) and/or make available to Wal-Mart PRN hardware components (“PRN Components”) for Systems upon Wal-Mart’s request.

1.5 grant Wal-Mart a license to use Applications and Programming for use in connection with the Systems. (Applications, Programming and PRN Components (defined above) shall hereinafter collectively be referred to as “PRN Technology”).

1.6 provide services that support the Systems and Applications, including implementation, technical development and support, advertising sales and marketing, and other agreed to services. Technical support will be limited to assisting in the resolution of technical problems with Systems and Applications reported to PRN by Wal-Mart’s designated support personnel.

1.7 release updates to PRN’s Applications each *** incorporating new features based on a prioritized list of requirements and schedules agreed to with Wal-Mart. *** will be responsible for ensuring that approved updates are installed on all Systems within *** after initial release of each such update. PRN’s support of new features will be provided in accordance with the software support requirements specified by *** prior to *** establishing the *** for approval by ***.

2. Wal-Mart Responsibilities. Wal-Mart shall be responsible for the following:

2.1 provide PRN with Store layouts and other information relevant to planning installations.

2.2 install network cabling in each Store in accordance with Wal-Mart and PRN specifications.

2.3 install and ensure uninterrupted dedicated, isolated and grounded electrical power to support the Systems.

2.4 ensure that Systems are placed in locations that are suitable for viewing and/or are easily accessible by Store customers.

2.5 provide PRN with: (i) a *** link to a site designated by Wal-Mart to facilitate the *** of *** to Stores through ***; and (ii) *** to the *** in *** for the *** of *** between *** at *** and the *** at *** (***) to facilitate System *** and *** as required by *** PRN to operate and maintain the Systems.

2.6 ensure Store personnel are advised of the importance of uninterrupted operation of the Systems during store hours.

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2.7 support PRN’s advertising efforts through Wal-Mart’s endorsement of the Systems to the advertising community and assisting PRN in the marketing and promotion of the Systems.

2.8 provide to PRN, or instruct its authorized agents to provide to PRN, selected programming segments and other related promotional material in a timely manner as set forth on the Exhibit A’s and grant PRN a license for the use of same.

2.9 provide help desk, first level technical support and other support services in connection with the Systems and Applications pursuant to the service level agreement established by the parties in accordance with Section B.2 below.

2.10 maintain, or subcontract with third party vendors to maintain, the Systems so that they are continually in good working order and condition.

B.	HARDWARE PROCUREMENT, SUPPORT

1. As more fully described in Attachment 1, Wal-Mart shall have the right to procure directly from third party vendors the hardware components for the Systems.

2. In connection with the *** process described in Section E, Wal-Mart and PRN shall develop a service level agreement (SLA), describing the scope of responsibilities of each party related to call center support, field maintenance, software support and other technical support for the Systems and Applications, and this Agreement should be deemed amended with the addition of the SLA marked as Exhibit B.

3. Pursuant to license granted in the second sentence of Section 1.3 of Attachment 1, *** shall have the *** and *** only those *** set forth on ***.

C.	ADVERTISING ON THE SYSTEMS

1. Standard Previews. *** shall have the *** to *** from *** for *** of *** on *** hereunder. Standard Previews generally provide consumers with information in an audio and/or video format agreed to by Wal-Mart and PRN regarding products merchandised in proximity to a particular Interactive System. The definition of “Standard Previews” for each Interactive System installed under this Agreement is set forth on the applicable Exhibit A for such System.

2. Premium Previews. *** shall have the *** to *** from *** for *** of *** on *** hereunder, the definition of the respective Interactive System’s Premium Previews is set forth on the applicable Exhibit A for such System.

3. Other Advertising. *** shall have the *** to *** from *** for *** on the *** (excluding ***) of any *** and *** of *** and/or their *** or *** that is not a *** or a ***. Other Advertising may be interspersed with Standard Previews,

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Premium Previews and other programming displayed on Systems and may include full-motion video, audio clips and/or still images. Revenues earned by PRN from the display of Premium Previews and Other Advertising on Systems shall hereinafter collectively be referred to as “Advertising Revenues”. “Other Advertising” shall mean any advertisement and product information of any third party and/or their products or product lines that is not a Standard Preview or a Premium Preview. Standard Previews, Premium Previews and Other Advertising shall hereinafter collectively be referred to as “Advertising”.

D.	TERM

This Agreement shall be effective April 1, 2003 and shall continue for an initial fixed term ending on March 31, 2005, unless earlier terminated in accordance with this Agreement (“Term”), provided, however, that any terms that survive the expiration of the Electronic Marketing System Provision, Installation and Operation Agreement dated July 2, 1997, as amended, shall survive as set forth therein, with the exception of Sections 2.f iii and 12.d through 12.m, notwithstanding anything expressly stated to the contrary contained therein.

E.	CONSIDERATION

1. Implementation ***. Within thirty (30) days from the date of Wal-Mart’s request, *** shall submit to *** a *** of *** requested by Wal-Mart in connection with new System installations (“***”). The *** by *** and *** to *** shall ***, without any ***, of providing such services and shall be based on the then current scope of services requested by Wal-Mart (after consideration of all such services then being performed ***).

2. ***. On or before *** of *** during the Term, *** shall submit to *** a *** of ***, without ***, associated with the on-going support of Systems for the following calendar year (hereafter “***”). The *** shall include, but not be limited to ***in connection with Programming, technical development and support, the sale and marketing of Advertising, and other specified ***.

3. PRN Procured Components and PRN Components. Wal-Mart shall *** for *** and *** at *** therefor. Within thirty (30) days following the end of each calendar month, PRN shall provide Wal-Mart with a report listing *** for *** and *** with *** of *** or other *** for such ***. *** will only procure PRN Procured Components and PRN Components and request *** for such components from *** after receipt of purchase orders for such components are issued to *** by ***.

4. (a) Advertising Revenues. All Advertising Revenues for each calendar month during the Term shall be shared by Wal-Mart and PRN as follows: with respect to the *** of *** in each ***, *** shall remit to ***

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*** of such Advertising Revenues. With respect to Advertising Revenues *** in ***, *** shall *** to *** of such Advertising Revenues. Such payments shall be made by *** within *** the *** of the *** with respect to *** by *** in such calendar month. All revenues received by Wal-Mart from the sale of *** by *** and/or *** shall belong *** to *** and/or ***.

(b) ***. Upon the *** of: (i) *** (including *** and ***) of the *** to the *** in ***; and (ii) ***; *** shall *** to *** an *** of ***. *** shall use such *** to *** from *** and to *** for *** in *** the *** to the *** described in ***.

(c) ***. For *** earned ***, in *** of the *** in Section ***, *** shall *** to *** a *** of *** earned by *** as indicated in the following ***. The parties acknowledge that such *** are *** to allow *** to *** $*** in *** for the *** by *** under ***, and that *** will continue to *** from *** by *** through ***.

***	***
$***	***	%
$***	***	%
$***	***	%
***	***	%

5. Payment. On or before the ***th of *** for *** by *** in the ***, *** shall pay *** (i) the ***, (ii) the *** for such *** as *** in the ***, and (iii) the *** of the *** as ***. The *** by *** under this *** shall be *** to *** for the *** as set forth below.

6. ***. *** by *** under this *** shall be *** as follows: within *** after the *** of each *** during the ***, *** shall provide *** with an *** of *** by *** in such *** for *** and ***, and *** of the *** between the *** made by *** for such *** and the ***. Any *** by *** shall be *** against *** by *** under this ***. *** shall pay *** any under *** by *** within *** after *** of ***. In the *** of ***

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or *** of this *** for any ***, *** shall *** the *** in this *** as of the *** of such *** or ***.

F.	MISCELLANEOUS

1. ***. In the *** that *** an *** from a *** with *** to such *** and/or *** of a *** or *** for use in at least *** of *** (“***”) *** shall have, and *** hereby grants to ***, a *** of *** to *** and/or *** with *** in the *** of the *** providing the *** as that *** by the ***, upon terms to be *** to by the *** hereto, but *** than the *** by such ***. *** shall *** its *** of *** by *** to *** on *** within *** after *** provides *** with *** of such *** (which *** shall *** a *** of such *** with *** to allow *** to *** such ***). *** shall have *** from its *** of its *** of its *** of *** to *** a *** and *** for ***, *** and *** or *** of *** or ***. If *** is *** by *** and *** for a *** of ***, then *** of *** regarding such *** shall ***; provided, however, that if *** the *** of such ***, including *** regarding ***, ***, and *** and *** of *** and other ***, then *** will *** instead of such ***.

2. ***. PRN shall offer to *** all ***, *** and all *** hereunder at *** no *** than the *** its other *** who are ***, ***, and ***.

G.	ADDITIONAL TERMS AND CONDITIONS

Additional terms and conditions of the Agreement are set forth on Attachment 1 hereto and are incorporated herein by this reference.

Premier Retail Networks, Inc.		Wal-Mart Stores, Inc.

By:	/s/ Charles Nooney	By:	/s/ Mike Cockrell

Title:	Chief Executive Officer	Title:	Vice President Marketing

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Attachment 1

ADDITIONAL TERMS AND CONDITIONS

1.	CONTENT REQUIREMENTS/LICENSES

1.1 Preparation and Submission of Content by Wal-Mart. With respect to the content provided to PRN under this Agreement, the content shall conform with PRN’s technical parameters and be delivered to PRN in accordance with the deadlines specified by PRN.

1.2 Content Guidelines, Wal-Mart Approval. Wal-Mart and PRN will develop mutually acceptable content guidelines and review processes for the development and editing of content for the Programming. PRN shall use commercially reasonable efforts to provide such content to Wal-Mart for review as far in advance as reasonably possible before such content is scheduled to be deployed on the Systems. Wal-Mart may reject such content only for a good faith reason, including without limitation adverse customer reaction and/or failure of such content to adhere to its established Standards and Practices for suitability. With the exception of any content that promotes tobacco, in the event Wal-Mart fails to reject such content in writing within five (5) business days after Wal-Mart’s receipt thereof, such content shall be deemed accepted. Once Wal-Mart has approved any such content, it shall not unreasonably withdraw its approval thereof.

1.3 Grant of License to Wal-Mart. Subject to the terms and conditions of this Agreement, PRN grants to Wal-Mart a non-exclusive, non-transferable license to use the PRN Technology solely and exclusively for the operation of the Systems. Subject to the terms and conditions of this Agreement, *** a *** under the ***, without the *** to ***, to *** and have *** those *** set forth on ***, which *** may only be *** in the *** and *** of ***. If *** to have such *** made by a ***, *** must *** of the *** of such *** and *** will *** to *** in *** the ***. If *** by ***, such *** must also *** a *** and *** provided by *** (in a *** that has been *** in *** by ***) prior to commencing any *** on *** of ***. Under *** shall ***, *** of, *** or *** any *** of the ***.

1.4 Grant of License to PRN. Subject to the terms and conditions of this Agreement, Wal-Mart grants to PRN a non-exclusive, non-transferable license to use, reproduce, edit, modify, prepare derivative works of, publicly perform, publicly display and distribute all the content provided to PRN by Wal-Mart or on behalf of Wal-Mart by its agents solely and exclusively for PRN’s creation of the Programming and distribution of Programming on the Systems and to create a reasonable number of archival copies of the content. Nothing in this Section 1.4 shall be construed to limit any grants of such rights to PRN by third parties.

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1.5 ***. *** for use on the *** by *** in connection with this *** (“***”) consists of the following ***:

•	***

•	***

•	***

*** desires a *** and *** to *** of the *** for the ***, including the *** to *** to the *** of the *** and ***, to enable *** and *** of the ***. *** and *** agree to *** a *** to this *** to ***, among other ***, that: (a) the *** will *** of *** for the *** to be ***; (b) *** and *** will *** in the *** and *** of any *** to such *** by *** to *** that the *** and *** of the *** and *** are not *** by such ***; and (c) *** will be *** for *** that the *** and *** of the *** the *** in a *** to be *** by *** and ***. The *** will *** to *** the *** within *** after the ***, with the *** of *** the *** to *** thereafter. The *** will be *** as *** by the *** to *** the then *** being *** by *** after *** under the *** by *** and *** pursuant to ***.

2.	PAYMENT PROCEDURE/MISCELLANEOUS EXPENSES

2.1 Review of Procedures. Wal-Mart may, at its option, upon no less than *** notice to PRN, visit PRN’s offices and review PRN’s operating procedures in connection with the Systems, including without limitation PRN’s personnel and other staffing and PRN’s equipment and other fixed assets used in connection with the Systems.

2.2 PRN Technology/Cost Committee. PRN and Wal-Mart may each appoint a minimum of two (2) and a maximum of five (5) representatives to serve on a PRN Technology Cost Committee. The purpose of the PRN Technology Cost Committee shall be to, within thirty (30) days after the end of each calendar quarter, meet with Wal-Mart management to present and evaluate new technology advances pertaining to the Systems and such technologies’ potential impact on the revenues, features and expenses of such Systems.

2.3 ***. In each *** of the ***, ***, without ***, *** than *** and *** (***%) of the *** under the ***, plus any *** for ***. In each *** of the ***, ***, without ***, incur *** than *** of the *** under the *** agreed to ***, plus any

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*** for ***. In the *** that *** does not *** such *** (which *** may *** or *** in its ***), *** will not *** such *** and *** be *** to be in *** of *** under this *** where *** to *** of the *** on *** of ***. In the *** that *** that such *** shall *** the *** set forth in this ***, *** and *** shall discuss in *** to ***, and *** shall use *** to *** the *** to *** that *** without *** the *** of the ***.

2.4 Shipping; Taxes. All PRN Procured Components, PRN Components. and *** for the Systems (hereinafter “***”) shall be shipped to a consolidation center, distribution center or Store as specified by Wal-Mart. With respect to PRN Procured Components and PRN Components, Wal-Mart shall reimburse PRN for all freight, insurance and other shipping expenses, as well as any special packing expense, to ship items to the designated location. All applicable taxes, duties and similar charges attributable to the transactions contemplated by this Agreement (except taxes based on PRN’s net income) shall be paid by Wal-Mart (and/or reimbursed by Wal-Mart to PRN).

3.	EQUIPMENT AND SOFTWARE

3.1 Procurement, Purchase by Wal-Mart. Subject to the rights of PRN set forth in this Section 3.1, Wal-Mart shall have the right to purchase directly from third party hardware vendors all hardware components for the Systems. Should *** instruct ***to make any such purchases, ***selection of major third party vendors shall be subject to *** approval as set forth below. *** shall *** an *** from *** with *** to *** of *** and *** and *** and *** for the *** (“***”) before *** any *** from a ***. If no ***is *** by *** and *** after *** for a *** of ***, then *** rights regarding such offer shall ***.

3.2 Spare Parts Pool. Wal-Mart shall purchase and maintain a reasonably sufficient number of spare parts for the purpose of (i) facilitating the timely maintenance of Systems and (ii) enabling next-day delivery to Stores of spare parts of critical components when needed (and course-of-business delivery for non-critical components), (hereinafter “Spare Parts”). To the extent Spare Parts are purchased by PRN at Wal-Mart’s request and subject to Section 3.5; (i) the contracts of sale shall be between PRN and the third party vendors of Spare Parts; and (ii) Wal-Mart shall subsequently purchase Spare Parts from PRN in return for payment to PRN of the purchase price therefor.

3.3 ***. It is hereby *** that the *** have *** into a ***. *** hereby *** to *** the *** to ***, ***, *** of such *** and *** thereof; provided that *** may *** such *** in the *** of *** or *** of ***, which *** shall *** the *** of *** of ***

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under such ***. *** shall ***, or ***, for any *** with the *** and *** of such ***.

3.4 Title and Risk of Loss. PRN shall secure, or cause its third party vendors to secure, a broad perils insurance policy covering equipment procured by Wal-Mart in PRN’s or such third parties’ possession. Title to and risk of loss of PRN Procured Components, PRN Components and Spare Parts shall pass to Wal-Mart upon (a) delivery by or for PRN or third party vendors (as applicable) to a distribution center, consolidation center or Store as specified by Wal-Mart; and (b) *** by Wal-Mart to PRN for PRN’s purchase of such PRN Procured Components, PRN Components or Spare Parts.

3.5 Wal-Mart Approval of Vendors. All major third party vendors selected by PRN for performance of an obligation under this Agreement, shall be subject to Wal-Mart’s approval. The following approval process shall apply. PRN shall advise Wal-Mart of the identity of such third party vendor. Wal-Mart may approve or reject such third party vendor; provided that approval shall not be unreasonably withheld. In the event Wal-Mart fails to reject such third party vendor in writing within ten (10) business days after Wal-Mart’s receipt of such advice from PRN, such third party vendor shall be deemed approved.

3.6 Limit on Sale of Conveyance of Systems. Upon the expiration of this Agreement, Wal-Mart shall have the right to sell, convey, lease, license and/or assign any or all of its rights, title or interests in the PRN Components purchased hereunder.

3.7 Transfer of Warranties. To the extent permissible, PRN shall transfer to Wal-Mart any and all product warranties for PRN Procured Components, PRN Components and Spare Parts from the respective third party vendors.

3.8 Designation on Systems. Wal-Mart shall have the right to place stickers and signage on Systems that may include Wal-Mart’s trademarks. Notwithstanding the foregoing sentence, PRN shall be entitled to place on each System installed hereunder PRN’s trademarks and other corporate identifiers (the “PRN Trademarks”), to facilitate any service requested of PRN by Wal-Mart or Wal-Mart’s third party service organization. Wal-Mart shall not, during the term of this Agreement, remove, alter or cover, nor permit the removal, alteration or cover of, such PRN Trademarks on Systems. PRN shall apply the PRN Trademarks to Systems such that any removal of the same by Wal-Mart after the term of this Agreement shall not reasonably cause mutilation or defacement of Systems. Except as set forth in this Section 3.8, Wal-Mart shall not be entitled to use the PRN Trademarks or any name or logo similar thereto in its current or future operations of the Systems.

4.	PROPRIETARY RIGHTS

4.1 No Implied Rights. Except as expressly granted by PRN herein, no other rights are granted to Wal-Mart by PRN under this Agreement. Without limiting the foregoing, nothing set forth in this Agreement is intended to be, or shall constitute, the grant by PRN of any right or license under any current or future patents owned by PRN.

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4.2 Ownership by PRN. As between PRN and Wal-Mart, PRN shall retain and own all right, title and interest in and to the PRN Technology and PRN’s logos, copyrights and patents, and any and all intellectual property rights therein and thereto. ***, if, during the ***, *** requests *** to *** featuring *** and/or ***, *** shall *** with a *** the *** of *** and the *** to *** the *** in the *** and upon *** of said *** to ***, *** will *** any and all *** and *** has in such *** to ***.

5.	REPRESENTATIONS AND WARRANTIES

5.1 Mutual Representations, Warranties and Covenants.

Each of the parties represents, warrants and covenants to the other that: (a) it has the right, and will continue to have the right during the Term, to enter into and fully perform this Agreement; and (b) it has not and will not during the Term enter into an agreement or arrangement which in any way limits or restricts the full performance of its obligations hereunder.

5.2 PRN Representations and Warranties. PRN represents and warrants that:

5.2.1 the PRN Technology will not infringe any U.S. patent issued as of the Effective Date, copyright, trademark or trade secret (“Right”) of any third party;

5.2.2 PRN warrants that (i) it will not insert in any software of the PRN Technology and (ii) it will test such software using standard tests in the industry for the detection and elimination of, any instructions, algorithms or code (except as specifically set forth in the documentation) which causes such software (including any component, routine or subroutine thereof or other data relating thereto) or any data contained within the computer facilities of Wal-Mart in any format, regardless of the method of storage, to, in a malicious and destructive fashion; (a) be unexpectedly modified or damaged; (b) unexpectedly modify, damage or delete itself or cause other software, programs, routines, subroutines or data to be unexpectedly modified, damaged or deleted or to unexpectedly modify, damage or delete themselves; (c) unexpectedly replicate, and propagate itself throughout other software, programs, routines or subroutines or data; (d) search for and destroy memory in Wal-Mart’s computers; (e) usurp the normal operation of the computer facilities of Wal-Mart; (f) alter or place itself within or substitute itself for any software of the PRN Technology (including any component, routine, or subroutine thereof and other data relating thereto); or (g) operate as a “time bomb” to unexpectedly or prematurely suspend or terminate operation of the Applications based on the passage of time (such code collectively referred to as “Malicious Code”). PRN agrees that it will use commercially reasonable efforts to assist Wal-Mart in investigating, and resolving in a timely manner, material failures of the Systems and the PRN Technology caused by Malicious Code.

5.2.3 PRN Procured Components and Spare Parts procured by PRN will be delivered to Wal-Mart free and clear from any security interest, encumbrances, liens or the like.

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5.2.4 it shall secure in advance all necessary approvals, rights, authorizations and licenses required for PRN and Wal-Mart to lawfully use, reproduce, edit, modify, prepare derivative works of, publicly perform, publicly display and distribute previews, clips, content and other items contained in the Premium Previews and Other Advertising.

5.2.5 to the best of its knowledge, the PRN Technology will correctly handle the leap year and the absence of the leap year, and will operate accurately in all respects with respect to date related operations. In the event the PRN Technology contains any software provided by third parties, PRN shall work with such third parties to ensure that such third party software complies with the above warranty.

5.3 Wal-Mart Representations and Warranties. Wal-Mart represents and warrants that:

5.3.1 the content provided to PRN by Wal-Mart or its agents hereunder shall not infringe upon any Right of any third party;

5.3.2 it or its agent shall secure in advance all necessary approvals, rights, authorizations and licenses required for PRN and Wal-Mart to lawfully use, reproduce, edit, modify, prepare derivative works of, publicly perform, publicly display and distribute previews, clips, content and other items provided by Wal-Mart or its agent under this Agreement.

5.4 Disclaimer. Except as set forth in this Agreement, NEITHER PARTY MAKES ANY IMPLIED OR STATUTORY WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO PRN TECHNOLOGY OR WAL-MART’S TECHNOLOGY, CONTENT, ADVERTISEMENTS OR SERVICES. IN ADDITION, ALL PRN PROCURED COMPONENTS AND PRN COMPONENTS AND SPARE PARTS THEREFOR PROVIDED BY PRN UNDER THIS AGREEMENT, IF ANY, ARE PROVIDED “AS IS”, SUBJECT TO SECTION 3.7 RELATING TO WARRANTY PASS-THROUGHS.

6.	INDEMNITIES

6.1 PRN Technology. PRN agrees to defend, or at its option to settle, any claim, suit, action or proceeding brought against Wal-Mart to the extent it is based upon the issue of infringement of any U.S. patent issued as of the Effective Date, copyright, trade secret or trademark (a “Right”) of a third party by the PRN Technology (an “Action”), and to pay any settlement or final judgment entered thereon against Wal-Mart. Wal-Mart will give PRN (i) prompt written notice upon becoming aware of the existence of an Action, (ii) sole control over the defense or settlement of the Action and (iii) reasonable assistance in the defense or settlement thereof. If it is, or in the opinion of PRN may be, determined by competent authority that the PRN Technology infringes any Right of a third party or such use is enjoined, then PRN at its option and expense may a) procure for Wal-Mart the right under such copyright or trade secret to carry out Wal-Mart’s rights and obligations under this Agreement; b) replace the affected PRN Technology with other functionally suitable software and technology; or c) modify the affected PRN Technology to avoid infringement but remain functionally suitable. The foregoing shall constitute Wal-Mart’s exclusive remedy, and PRN’s sole obligation, for a breach by PRN of its warranty under Section 5.2.1 above or any implied warranty of non-infringement with respect to the PRN Technology.

6.2 Clearances. Each party (“Indemnifying Party”) agrees to defend, or at its option to settle, any claim, suit, action or proceeding brought against the other party (“Indemnified Party”) to the extent it is based upon the failure of the Indemnifying party to secure clearances in accordance with Section 5 (an “Action”), and to pay any settlement or final judgment entered thereon against the Indemnified Party. Indemnified Party will give Indemnifying Party (i) prompt written notice upon becoming aware of the existence of an Action, (ii) sole control over the defense or settlement of the Action and (iii) reasonable assistance in the defense of settlement thereof. The foregoing shall constitute Indemnified Party’s exclusive remedy, and Indemnifying Party’s sole obligation, for a breach by Indemnifying Party of its warranties under Section 5 above.

6.3 Personal Injury and Property Damage. Each party (“Indemnifying Party”) agrees to defend, or at its option to settle, any claim, suit, action or proceeding brought against the other party (“Indemnified Party”) to the extent it is based upon personal injury or property damage arising out of its activities under this Agreement (an “Action”), and to pay any settlement or final judgment entered thereon against the Indemnified Party. Indemnified Party will give Indemnifying Party (i) prompt written notice upon becoming aware of the existence of an Action, (ii) sole control over the defense or settlement of the Action and (iii) reasonable assistance in the defense of settlement thereof.

6.4 Limitation of Liability. EXCEPT FOR A BREACH OF REPRESENTATION SET FORTH IN SECTION 5.2.1 AND 5.3.1 AND EXCEPT FOR OBLIGATIONS THAT ARISE PURSUANT TO SECTION 6, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL OR INDIRECT DAMAGES, LOSS OF DATA, OR COST OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES ARISING OUT OF THIS AGREEMENT BASED ON A CONTRACT OR QUASI-CONTRACT THEORY OF LIABILITY. THIS LIMITATION SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY PROVIDED FOR HEREIN.

7.	TERMINATION

7.1 Termination for Cause. If at any time either party defaults in the performance of any non-monetary provision of this Agreement, then, in addition to any other remedy which may be available to the non-defaulting party at law or equity or under this Agreement, the nondefaulting party may give written notice to the defaulting party that if the default is not cured within thirty (30) days, this Agreement shall be terminated. If the non-defaulting party gives such notice and the default is not cured within thirty (30) days, this Agreement shall terminate immediately upon written notice by the non-defaulting party. Notwithstanding the foregoing, if at any time either party is in default of any monetary provision, the non-defaulting party may give written notice to the defaulting party that if the default is not cured within ten (10) days this Agreement shall be terminated. If the non-defaulting party gives such notice and the default is not cured within ten (10) days, this Agreement shall terminate immediately upon written notice by non-defaulting party.

7.2 Effect of Termination. Upon the expiration or termination of this Agreement for any reason, the following provisions shall take effect:

7.2.1 Accrued Obligations. Any and all payment obligations of a party which have, accrued as of such expiration or termination shall continue in full force and effect in accordance with their provisions.

7.2.2 Return of Materials. Within thirty (30) days after such expiration or termination, Wal-Mart shall return, and shall certify to PRN the return of, all PRN Confidential Information, PRN Technology (subject to the *** set forth in Section 7.2.3 below) in Wal-Mart’s possession at the time of expiration or termination. In addition, within such thirty-day period, PRN shall return, and shall certify to Wal-Mart the return of, all Wal-Mart Confidential Information in PRN’s possession at the time of expiration or termination. Neither party shall make or retain any copies of such Confidential Information, PRN Technology or content of the other party; provided, however, that nothing in this Section 7.2.2 shall obligate either party to return any copies of any ***or *** thereof provided to such party under license from any third party.

7.2.3 Survival of Provisions. The provisions of Sections 4, 5, 6, 7.2.5, 8 and 9 shall survive the expiration or termination of this Agreement for any reason. All other rights and obligations of the parties (including without limitation the license grant to Wal-Mart under Section 1.3 and the license grant to PRN under Section 1.4) shall cease upon expiration or termination of this Agreement for any reason.

In the *** of *** or *** of this *** for any *** other than the *** of ***, notwithstanding that the *** to *** under ***, *** shall have a ***, under *** in the ***, to use such *** for the *** of the *** for the *** by this ***, provided, however, that *** of *** or *** in this *** the *** shall ***, except with *** to *** and *** for the *** of the *** for such ***.

7.2.4 ***. Subject to *** of *** in *** of the ***, upon the *** or *** of this *** for any reason, *** shall be *** to *** or *** from *** and *** for ***.

7.2.5 Ramp-Down Period for Digital Department. In the event this Agreement expires pursuant to Section D or terminates pursuant to Section 7, (1) each party shall be entitled to exercise its rights and shall be obligated to perform its obligations under the terms of this Agreement for a period of six (6) months after the effective date of expiration or termination (the “Ramp Down Period”); (2) Wal-Mart shall continue to display Advertisements as required by PRN’s contracts with third party sponsors, for the term of such contracts; and

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(3) PRN shall be entitled to retain (subject to PRN’s obligation to pay Wal-Mart Wal-Mart’s share of Advertising Revenues under Section E4) the Advertising Revenues generated by placement of Advertisements under agreements entered into by PRN prior to the end of the Ramp Down Period.

7.2.6 ***. For a period of *** after any *** or *** of this ***, *** and *** may *** in *** with *** to a *** to *** for the *** other than the ***, for *** for *** of the ***.

7.2.7 ***. Upon any *** or *** of this ***, at *** this *** shall *** in *** and *** until the *** of (i) *** and *** a *** under *** on the *** and *** of a *** to ***, (ii) *** after any *** or *** of this *** or (iii) *** of a *** from *** that *** is not *** to ***.

8.	CONFIDENTIALITY

8.1 Confidential Information. The parties acknowledge that by reason of their relationship to each other hereunder, each shall have access to certain information and materials concerning the other’s business, plans, customers, technology and products that is confidential and of substantial value to that other party, which value would be impaired if such information were disclosed to third parties, or which information and materials are marked as “Confidential”, “Proprietary” or some similar designation (“Confidential Information”). Confidential Information of PRN shall include without limitation the PRN Technology, whether or not so marked.

8.2 Obligations of Non-Use and Non-Disclosure. Each party agrees that it shall not use in any way, for its own account or the account of any third party, except as expressly permitted by this Agreement, nor disclose to, any third party, any Confidential Information revealed to it by the other party and shall take every reasonable precaution to protect the confidentiality of such information. Each party agrees not to disclose any financial terms or specific clauses of this Agreement to any third party without the other’s written consent in its sole discretion, except as required by securities or other applicable laws and to such party’s accountants, attorneys and other professional advisors.

8.3 Exceptions. Information (including information that is part of the PRN Technology) shall not be deemed Confidential Information hereunder if such information: (i) is known to the recipient on the Effective Date directly or indirectly from a source other than one having an obligation of confidentiality to the providing party; (ii) hereafter becomes known (independently of disclosure by the providing party) to the recipient directly or indirectly from a source other than one having an obligation of confidentiality to the providing party; (iii) becomes publicly known or otherwise ceases to be secret or confidential, except through a breach of this Agreement by the recipient; or (iv) was

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independently developed by the recipient without use of or reference to the providing party’s confidential information, as shown by evidence in the recipient’s possession.

9.	MISCELLANEOUS

9.1 Governing Law; Jurisdiction; Venue. The parties mutually acknowledge and agree that this Agreement shall be construed and enforced in accordance with the law of the State of Arkansas. The parties mutually consent and submit to the jurisdiction of the federal and/or state courts for Benton County, Arkansas, and agree that any action or suit concerning this Agreement or related matters shall only be brought by the parties in federal or state court with appropriate subject matter jurisdiction sitting in the State of Arkansas. The parties mutually acknowledge and agree that they shall not raise in connection therewith, and hereby waive any defenses based upon venue, inconvenience of forum or lack of personal jurisdiction in any action or suit brought in accordance with the foregoing. The parties acknowledge that they have read and understand this clause and agree willingly to its terms.

9.2 No Assignment. Either PRN or Wal-Mart may assign or delegate its rights or obligations hereunder without notice in the case of a transfer of ownership or control, directly or indirectly, of all or substantially all of its assets. No assignments or delegations by either party other than those set forth herein shall be permitted, and any such attempted assignment by either party in violation of this Section 9.2 shall be void. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors, assigns, heirs and legal representatives.

9.3 Independent Contractors. The relationship of PRN and Wal-Mart established by this Agreement is that of independent contractors, and except as set forth in this Agreement, neither party shall have the right to direct and control the day-to-day activities of the other or to create or assume any obligation on behalf of the other party for any purpose whatsoever. Nothing in this Agreement shall be deemed to constitute the parties as partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking. Except as set forth in this Agreement, all financial obligations associated with each party’s business are the sole responsibility of that party.

9.4 Notices. All notices under this Agreement shall be in writing and sent by (i) certified air mail, return receipt requested, postage prepaid or (ii) commercial courier service. If properly addressed to or delivered at the address for each party set forth above, a notice shall be deemed given upon delivery or, where delivery cannot be effected due to the actions of the addressee, upon tender.

9.5 Entire Agreement. This Agreement represents the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements, understandings, proposals and representations by the parties and no waiver, modification or amendment shall be valid unless it is set forth in writing and signed by both parties.

9.6 Counterparts. This Agreement may be executed in any number of counterparts and when so executed and delivered shall have the same force and effect as though all signatures appeared on one document.

9.7 Severability/Waiver. The provisions of this Agreement shall be severable, and if any provision of this Agreement shall be held or declared to be illegal, invalid, or unenforceable, such illegal, invalid or unenforceable provision shall be severed from this Agreement and the remainder of the Agreement shall remain in full force and effect, and the parties shall negotiate a substitute, legal, valid and enforceable provision that most nearly reflects the parties’ intent in entering into this Agreement. The failure or delay of either party to exercise any right under this Agreement may not be construed as a waiver of that right, and no waiver of any term or condition of this Agreement shall be valid or binding on either party unless set forth in a writing signed by such party.

9.8 ***. *** and *** that the *** and *** of *** who *** for *** under this *** are a *** to *** and are *** to ***. ***, *** that, during the *** and for *** after the *** of *** or ***, *** will not *** as an ***, ***, or *** to any *** or *** who *** any *** under this ***, to the *** such *** is not *** to ***. In like ***, *** and *** that the *** are a *** to *** and are *** to ***. *** hereby *** that, during the *** and for *** after the *** of *** or ***, *** will not *** as an ***, ***, or *** to any *** who has been *** in the *** of this ***, to the *** such *** is *** to ***.

9.9 Force Majeure. Neither party will be deemed in default of this Agreement to the extent that performance of its obligations (except payment obligations) are delayed or prevented by reason of any act of God, fire, natural disaster, accident, act of government, shortages of material or supplies or any other cause reasonably beyond the control of such party (“Force Majeure”), provided that such party gives the other party written notice thereof promptly and, in any event, within fifteen (15) days of discovery thereof, and uses its diligent, good faith efforts to cure the breach. In the event of such a Force Majeure, the time for performance or cure will be extended for a period equal to the duration of the Force Majeure.

9.10 Promotion/Publicity. Neither party shall list the other in any press release, advertisements, trade shows, or posters issued by such party without the other party’s written permission, which shall not be unreasonably withheld. Notwithstanding the above, either party may verbally reference the other as a business associate in private conversations or in private letters or written communications in the ordinary course of business to prospective business partners, investors, or professional advisors, or as required by law. Additionally, PRN shall have the right to reproduce the Wal-Mart logo, provided all written guidelines supplied to PRN and approved by an officer of Wal-Mart are adhered to, when promoting the Systems and/or PRN during the Term.

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9.11 Insurance. PRN shall maintain commercial general liability insurance (including contractual liability coverage) in an amount equal to no less than *** per occurrence, *** annual aggregate, and *** excess liability coverage, which insurance policy shall name Wal-Mart as an additional insured. Wal-Mart shall either maintain general and excess liability insurance policies in the amounts set forth in the preceding sentence (with PRN named as an additional insured) or self-insure against any loss that would be covered by the foregoing insurance policies. Upon either party’s request, the other party shall provide to such party a certificate of insurance certifying the existence of such insurance coverage.

9.12 Clean Media. All discs, magnetic tapes, diskettes and other media on which computer programs may be delivered to Wal-Mart by PRN shall be new and shall not have been used for any purpose other than storing said programs for delivery to Wal-Mart.

9.13 Product Sales Revenues. This Agreement does not confer on PRN any right to the revenues generated due to sales of any products maintained in inventory at Stores.

9.14 ***. *** shall, subject to ***, provide *** with *** into or *** by *** for the ***, which *** shall *** without *** the *** of the *** and the *** of *** (or ***) *** to the ***.

9.15 Presentation of Other Party. PRN and Wal-Mart shall each represent the other party to the public in a professional and positive manner.

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Exhibit A

Systems, Applications and Programming

System:	Interactive Music Preview System.

A scan activated music preview station located on an endcap at the entrance of the electronics department of Stores.

Application:	PRN Interactive Preview Software.

Programming:	Broadcast Program. Not Applicable to Interactive Systems.

Standard Previews. *** full motion video and audio segment featuring one song from each of approximately *** music CDs/Cassettes available for preview on the system. *** audio segments featuring *** additional songs from such CDs/Cassettes.

Premium Previews. Premium Previews have not yet been developed for this System.

Other Advertising. A full motion video and audio advertising segment (approximately *** in length) is displayed following each scan of products available for preview on the System. Animated advertising segments and banners are displayed during other segments of Programming.

Update Schedule:	Periodically, Wal-Mart will advise PRN of products to be featured on the System and the date previews for such products are to be included in Programming to be displayed at Stores. Wal-Mart shall provide, or instruct its authorized agents to provide, PRN with the source content for Standard Previews related to such products according to the production schedule agreed to by the parties. PRN shall be responsible for providing source content for Premium Previews and Other Advertising. PRN shall edit all source materials to conform such materials to PRN’s programming format for the System and, according to the schedule agreed to by the parties, incorporate these programming segments in updates to the Programming provided to Wal-Mart. *** shall *** the updates to the Programming to the *** in *** according to the schedule agreed to by the parties.

Final Installation:	This System is already installed in Stores.

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Exhibit A-2

Systems, Applications and Programming

System:	Interactive Home Video/DVD Preview System.

A scan activated home video/DVD preview station located on the fixture featuring home video/DVD products in the electronics department of Stores.

Application:	PRN Interactive Preview Software.

Programming:	Broadcast Program. Not Applicable to Interactive Systems.

Standard Previews. *** full motion video and audio segment from each of approximately *** home videos/DVDs available for preview on the system. Additional information on the featured products is available on supplementary screens (rating, other similar home video/DVD products, etc.).

Premium Previews. Premium Previews have not yet been developed for this System.

Other Advertising. A full motion video and audio advertising segment (approximately *** in length) is displayed following each scan of products available for preview on the System. Animated advertising segments and banners are displayed during other segments of Programming.

Update Schedule:	Periodically, Wal-Mart will advise PRN of products to be featured on the System and the date previews for such products are to be included in Programming to be displayed at Stores. Wal-Mart shall provide, or instruct its authorized agents to provide, PRN with the source content for Standard Previews related to such products according to the production schedule agreed to by the parties. PRN shall be responsible for providing source content for Premium Previews and Other Advertising. PRN shall edit all source materials to conform such materials to PRN’s programming format for the System and, according to the schedule agreed to by the parties, incorporate these programming segments in updates to the Programming provided to Wal-Mart. *** shall *** the updates to the Programming to the *** in *** according to the schedule agreed to by the parties.

Final Installation:	This System is already installed in Stores.

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Exhibit A-4

Systems, Applications and Programming

System:	Broadcast TV Wall System.

A Broadcast System using the televisions on display in the electronics department of Stores.

Application:	PRN Broadcast Software.

Programming:	Broadcast Program. A *** loop of programming will be displayed on The TV Wall System. This program will initially be the same program displayed on the Store-Wide TV System. Programming will be interrupted periodically with live/preprogrammed content featuring concerts and other events. Unless otherwise agreed by Wal-Mart and PRN, each *** of programming will be structured as follows:

Description of Programming Segment	Approximate Length in Minutes	Provider of Source Content
Wal-Mart Branding/PSAs	***	Wal-Mart/Agent
Featured Music, Books and Magazines	***	***
Featured Home Video	***	***
New Releases:
Music	***	***
Home Video	***	***
Software	***	***
Video Games	***	***
What’s New at Wal-Mart	***	***
Wal-Mart at the Movies	***	***
Wal-Mart on TV	***	***
Featured Depts/Other	***	***
Other Advertising	***	***
Interstitials	***	***

Standard Previews. Not applicable to Broadcast Systems.

Premium Previews. Not applicable to Broadcast Systems.

Other Advertising. Full motion video and audio advertising and still graphics interspersed with other segments of Programming.

Update Schedule:

Wal-Mart shall provide, or instruct its authorized agents to provide, PRN with the source content for updated segments of the Programming

Wal-Mart is responsible for securing (per the table above) according to the production schedule agreed to by the parties. PRN shall be

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responsible for obtaining source content for updated segments of the Programming PRN is responsible for securing (per the table above) according to the schedule agreed to by the parties. PRN shall incorporate these programming segments in updates to the Programming provided to Wal-Mart. *** shall *** the updates to the Programming to the ***in *** according to the schedule agreed to by the parties.

Final Installation:	This System is already installed in Stores.

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Exhibit A-5

Systems, Applications and Programming

System:	Interactive Video Game Preview System.

One or two scan activated video game preview stations located on the fixture(s) featuring video game products in the electronics department of Stores.

Application:	PRN Interactive Preview Software.

Programming:	Broadcast Program. Not Applicable to Interactive Systems.

Standard Previews. *** full motion video and audio segments from each of approximately *** video games available for preview on the system. Additional information on the featured products is available on supplementary screens (rating, etc.).

Premium Previews. Premium Previews have not yet been developed for this System.

Other Advertising. A full motion video and audio advertising segment (approximately *** in length) is displayed following each scan of products available for preview on the System. Animated advertising segments and banners are displayed during other segments of Programming.

Update Schedule:	Periodically, Wal-Mart will advise PRN of products to be featured on the System and the date previews for such products are to be included in Programming to be displayed at Stores. Wal-Mart shall provide, or instruct its authorized agents to provide, PRN with the source content for Standard Previews related to such products according to the production schedule agreed to by the parties. PRN shall be responsible for providing source content for Premium Previews and Other Advertising. PRN shall edit all source materials to conform such materials to PRN’s programming format for the System and, according to the schedule agreed to by the parties, incorporate these programming segments in updates to the Programming provided to Wal-Mart. *** shall *** the updates to the Programming to the *** in *** according to the schedule agreed to by the parties.

Final Installation:	This System is already installed in Stores.

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Exhibit A-6

Systems, Applications and Programming

System:	Interactive Software Preview System.

One scan activated software preview station located on the fixture(s) featuring software products in the electronics department of Stores.

Application:	PRN Interactive Preview Software.

Programming:	Broadcast Program. Not Applicable to Interactive Systems.

Standard Previews. *** full motion video and audio segments from each of approximately *** software titles available for preview on the system. Additional information on the featured products is available on supplementary screens.

Premium Previews. Premium Previews have not yet been developed for this System.

Other Advertising. A full motion video and audio advertising segment (approximately *** in length) is displayed following each scan of products available for preview on the System. Animated advertising segments and banners are displayed during other segments of Programming.

Update Schedule:	Periodically, Wal-Mart will advise PRN of products to be featured on the System and the date previews for such products are to be included in Programming to be displayed at Stores. Wal-Mart shall provide, or instruct its authorized agents to provide, PRN with the source content for Standard Previews related to such products according to the production schedule agreed to by the parties. PRN shall be responsible for providing source content for Premium Previews and Other Advertising. PRN shall edit all source materials to conform such materials to PRN’s programming format for the System and, according to the schedule agreed to by the parties, incorporate these programming segments in updates to the Programming provided to Wal-Mart. *** shall *** the updates to the Programming to the Multimedia Servers *** in *** according to the schedule agreed to by the parties.

Final Installation:	This System is already installed in Stores.

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Exhibit A-7

Systems, Applications and Programming

System:	Broadcast Store-Wide TV System.

A Broadcast System using hanging televisions (generally 8 to 10) in high-traffic areas throughout Stores.

Application:	PRN Broadcast Software.

Programming:	Broadcast Program. A *** loop of programming will be displayed on Store-Wide TV System. This program will initially be the same program displayed on the TV Wall System. Programming will be interrupted periodically with live/preprogrammed content featuring concerts and other events. Unless otherwise agreed by Wal-Mart and PRN, each *** of programming will be structured as follows:

Description of Programming Segment	Approximate Length in Minutes	Provider of Source Content
Wal-Mart	***	Wal-Mart/Agent
Branding/PSAs
Featured Music, Books and Magazines	***	***
Featured Home Video	***	***
New Releases:
Music	***	***
Home Video	***	***
Software	***	***
Video Games	***	***
What’s New at Wal-Mart	***	***
Wal-Mart at the Movies	***	***
Wal-Mart on TV	***	***
Featured Depts/Other	***	***
Other Advertising	***	***
Interstitials	***	***

Standard Previews. Not applicable to Broadcast Systems.

Premium Previews. Not applicable to Broadcast Systems.

Other Advertising. Full motion video and audio advertising and still graphics interspersed with other segments of Programming.

Update Schedule:

Wal-Mart shall provide, or instruct its authorized agents to provide, PRN with the source content for updated segments of the Programming Wal-Mart is responsible for securing (per the table above) according to the

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production schedule agreed to by the parties. PRN shall be responsible for obtaining source content for updated segments of the Programming PRN is responsible for securing (per the table above) according to the schedule agreed to by the parties. PRN shall incorporate these programming segments in updates to the Programming provided to Wal-Mart. *** shall *** the updates to the Programming to the *** in *** according to the schedule agreed to by the parties.

Final Installation:	This System is already installed in Stores.

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EXHIBIT B

Scope of Service Level Agreement

In connection with the *** process for the fiscal year ending January 31, 2004, the scope of responsibilities of Wal-Mart and PRN with respect to call center support, field maintenance, software support and other technical support for the Systems and Applications are as follows:

Call Center Support

Wal-Mart will be responsible for call center support activities related to the Systems and Applications. PRN will assist Wal-Mart in the resolution of issues identified by the call center on an as requested basis.

Field Maintenance

Wal-Mart will be responsible for field maintenance activities related to the Systems. PRN will assist Wal-Mart in the resolution of field maintenance issues on an as requested basis.

Software Support

PRN will be responsible for supporting Applications. Support activities will include *** updates to the Applications that address changes in functionality agreed to by Wal-Mart and PRN.

Other Technical Support

PRN will provide Wal-Mart with technical support related to certifying new hardware for and other matters related to the Systems and Applications on an as requested basis.

The scope of responsibilities listed above will be revised by mutual agreement of the parties in connection with establishment of the service level agreement between Wal-Mart and PRN and the related *** will be revised accordingly as mutually agreed upon.

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EXHIBIT C

***

Part Number	Description
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

Detailed bill-of-material for the components described above, reflecting then-current specifications, will be provided to Wal-Mart following identification of any third party suppliers.

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EXHIBIT D

MULTIMEDIA SERVER UPGRADE

The specification of upgraded Multimedia Servers previously installed by Wal Mart is as follows:

***

***

***

***

***

***

***

***

***

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